EX-99.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

FISCALNOTE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39672	88-3772307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pennsylvania Avenue NW 6th Floor
Washington, District of Columbia		20004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 793-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NOTE	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	NOTE.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 27, 2023, Timothy Hwang, the Company’s Chairman, CEO and Co-Founder, is sending a letter to shareholders who had invested in the Company prior to the closing of the transactions contemplated by the Agreement and Plan of Merger, dated November 7, 2021, as amended on May 9, 2022, by and among the Company and the other parties thereto. A copy of the letter to shareholders is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall any of it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or FiscalNote’s future financial or operating performance. For example, statements regarding FiscalNote’s financial outlook for future periods, expectations regarding profitability, capital resources, and anticipated growth in the industry in which FiscalNote operates are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

Factors that may impact such forward-looking statements include, but are not limited to, those factors discussed under the caption "Risk Factors" in FiscalNote’s Current Report on Form 8-K filed with the SEC on August 2, 2022 and other filings with the SEC. Such factors could cause actual results to differ materially from those indicated by the forward-looking statements made herein. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FiscalNote and its management, are inherently uncertain. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. FiscalNote undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report:

99.1	Letter to Shareholders January 27, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCALNOTE HOLDINGS, INC.

Date:	January 27, 2023	By:	/s/ Todd Aman
Name: Todd Aman Title: General Counsel